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                                                          Exhibit 10.63

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                           Page 1 of 31

                 INTERNATIONAL DISTRIBUTION AGREEMENT
                 ------------------------------------

     This Agreement, to take effect as of the date of its signature by both parties hereto, is by and between VeriChip Corporation, a Delaware, U.S.A. corporation having offices at 400 Royal Palm Way, Palm Beach, FL
33480, United States of America (hereinafter referred to as "VeriChip" or the "Company"), and Digital Applied Technology Associates, a corporation duly organized and existing under the laws of The Republic of the Marshall Islands, with principal offices at 6200 Swan's Terrace, Coconut
Creek, FL 33073 (hereinafter referred to as "Distributor"). Distributor and the Company may hereinafter be referred to as the "Parties" and individually, as a "Party".

                           WITNESSETH:

     WHEREAS, VeriChip markets highly sophisticated identification devices and readers; and

     WHEREAS, due to the technical nature and use of the Company's products, users may be properly served only if they have the benefit of professional pre- and post-sale demonstration, orientation, training and support; and

     WHEREAS, Distributor has represented to the Company that Distributor possesses experience in the distribution of products and that it has and will maintain the technical, financial and human resources required to explain, demonstrate and service the Company's products in a proper manner; and

     WHEREAS, Distributor wishes to be appointed the Company's exclusive distributor for the marketing, promotion and sale within the Territory (as hereinafter defined) of the Company's products listed in EXHIBIT "B" attached hereto (the "Products"); and the Company wishes to make such appointment, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, the Parties hereby agree as follows:

                     SECTION 1.  DEFINITIONS

In this Agreement, capitalized terms shall have the meanings set forth in this Section 1. Definitions, or elsewhere in the provisions of this
Agreement:

(a) "Agreement" means this "International Distribution Agreement", and any and all Exhibits referenced herein, signed by both Parties.

VeriChip Form 1

(b) "Company Confidential Information" means all of the Company's information already in the possession of, or subsequently obtained by, Distributor, either (1) in writing and marked with a restrictive legend, such as "Confidential", or (2) in writing, orally, visually or by delivery of items which are, at the time of disclosure or within (thirty) 30 days after its disclosure, identified as confidential information, all to the


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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
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                                                           Page 2 of 31

        extent that such information or material has not been made publicly available by the Company. The use of "Company
        Confidential Information" is subject to the provisions of
        Section 13, hereof.


(c) "Date of Delivery" is the date the Product ordered by Distributor is delivered F.O.B. Miami, FL, U.S.A. to
        Distributor's agent.

(d) "Date of Shipment" is the date a Product is shipped to Distributor from the Company's distribution center in Miami, FL, U.S.A., as such date is shown in the corresponding bill of lading.

(e) "Effective Date" means the date this Agreement is accepted by the Company, as evidenced by the signature of the Company's representative.

(f) "End User" or "User" is anyone who acquires Products within the Territory for its own use and not for resale.

(g) "Price List" means the list of the Company's wholesale list price for the Products, as quoted by the Company from time to time. The Company's List Price in effect as of the date hereof is attached hereto as EXHIBIT "C" - Price List.

(h) "Product" or "Products" means each of the Company's product or products listed in EXHIBIT "B" - Products, attached hereto, and any copy or part thereof, documentation, updates, or other materials delivered to Distributor by the Company in conjunction with the Products. The Company may alter, improve, change or discontinue any of the Products at any time.

(i) "Purchase Order" means the form attached hereto as EXHIBIT "A" - Form of Purchase Order for Products, as the Company may amend it from time to time.

(j) "Quota" means the minimum quantities of Products which Distributor shall purchase from the Company, as set forth in EXHIBIT "D" - Quota Requirements, attached hereto. Distributor's failure to meet such Quota requirements shall be a material breach of this Agreement, which may be cured within thirty days (30) by Distributor upon written notice to Company.

(k) "Reseller" and/or "Sub-Distributor means anyone who acquires Products from Distributor within the Territory for resale to End Users.

(l) "Territory," means the country or countries listed in EXHIBIT "E" - Territory, attached hereto.

(m) "Trademarks" means any trademarks, service marks and trade names which the Company may at any time have adopted, used or registered, which identify either the Company or the Products, or are used by the Company in relation to and in connection with the Products.

(n)     "US" or "U.S.A." means the United States of America.



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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                           Page 3 of 31

                SECTION 2.  APPOINTMENT OF EXCLUSIVE DISTRIBUTOR

2.1 Subject to the terms and conditions of this Agreement, the Company hereby appoints Distributor as the Company's exclusive distributor of Products in the Territory. During the Term of this Agreement, as such term is defined in Section 12 below, Distributor shall have the exclusive right to market, promote and sell the Products in the Territory, under the Company's name and Trademarks. Distributor hereby accepts such appointment and expressly acknowledges and agrees that, pursuant to this Agreement, Distributor shall only have the rights of Distributor expressly granted by the Company hereunder. Distributor further agrees that it shall, at all times, and at its own expense, carry out to the best of its ability a merchandising policy designed to promote and maintain the excellence of quality and enhance the goodwill which is now associated with the name and reputation of the Company and its Products. Distributor acknowledges that, by accepting this appointment, it will be subject to all of the terms and conditions of this Agreement and to the Company's marketing, sales and merchandising policies as they now exist or as they may be altered, at the Company's sole discretion, from time to time, provided, however, that the Company shall not make any changes that impose a material burden on Distributor unless such changes are reasonably necessary to comply with any applicable law, regulation or governmental order or to improve the prospects of the business. Distributor's failure to operate in accordance with such policies shall constitute a material breach entitling the Company to terminate this Agreement in accordance with Section 16 hereof.

2.2 Distributor agrees that (i) it will market, promote and sell the Products solely to Resellers, if any, and/or Users within the Territory; (ii) whenever Distributor places orders for Products it will do so solely under the Company's authorized form of Purchase Order, which expressly references and incorporates the terms and conditions of this Agreement; and (iii) all such Purchase Orders must be issued and signed by Distributor and must be accepted in writing signed by the Company. Distributor further agrees that it will market, promote, and offer for sale solely those Products the Company specifically approves under this Agreement, as such are listed in EXHIBIT "B" hereto, or in any amendment that, from time to time, the Company makes to it in a writing signed by the Company, and that any Purchase Order Distributor submits to the Company will list only such approved Products.

2.3 Distributor shall not, without the prior written consent of the Company, sell, market or distribute any version of the Products other than the version the Company shall designate from time to time as the most current version.
        Company shall allow Distributor to sell any and all products distributor has in its inventory in the event that it possess versions of product that are not the most recent. Nothing in this Agreement shall be construed as prohibiting or placing any restrictions whatsoever on the Company's right (i) to market, promote, distribute, license or sell any Products outside the Territory to or for the benefit or use of any person, firm or company the Company may select in its sole discretion; Company shall not allow any other Distributor to resell the Product within the described territory or Distributor shall have the right to step said resale of products within its territory. Notwithstanding the foregoing, the Company will instruct its other distributors not to export Products to the Territory. If the Company is contacted by someone or some entity in or out of the Territory requesting to buy Products in the Territory (i.e. shipped to within the Territory), then the Company shall refer such person or entity to Distributor.

2.4 In partial consideration of the distribution rights granted by the Company to the Distributor hereunder, Distributor shall pay to the Company a non-recurring and non-refundable fee in the amount of $1.00 (the "Distribution Fee").


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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                           Page 4 of 31

        The Distribution Fee shall be due and payable in U.S. Dollars on the date of execution of this Agreement, and shall be fully earned by the Company when paid.

        Distributor hereby expressly agrees that the Distributor Fee shall not in any way or under any circumstances be credited against or applied to amounts due for any Products ordered by Distributor under this Agreement, including without limitation, Products ordered pursuant to Section 7.2 below.

                    SECTION 3.  PARTIES' RELATIONSHIP

The Parties hereby agree that:
3.1 Distributor is an independent contractor and not an agent of the Company. This Agreement does not constitute a joint venture, agency or partnership between the Parties, nor does it create an employer-employee relationship. Neither Party is a legal representative, partner, franchisee, employee or associate of the other, legally or otherwise.

3.2 Neither Party has the power to assume nor will assume or create any obligations on behalf of the other, nor make any representations or warranties about the other. Distributor has no power, express or implied, to accept any order on behalf of the Company or to bind the Company, either directly or indirectly, with respect to any order or with respect to any other contract or matter whatsoever.

3.3 As an independent contractor, Distributor is free to select its sales personnel and establish their compensation, and manage its business as it deems appropriate, provided such management is not in contravention of any policies prescribed by the Company or in contravention of the terms of this Agreement. Distributor may appoint sub-distributors within the Territory, provided that Distributor informs any such sub-distributor of the applicable rules and regulations (both contained herein and any other applicable rules and regulations) and Distributor is responsible for any breach thereof by any such sub-distributor. Distributor shall have the right to correct any of its reseller and/or Sub-Distributor's breach within Thirty Days (30) of said breach becoming known to the Distributor.

                 SECTION 4.  GENERAL OBLIGATIONS OF DISTRIBUTOR

4.1     Marketing.  In the marketing, promotion and sales of Products,
        ---------
        Distributor shall act on its own behalf, and for its own account, except as otherwise specifically stipulated in this Agreement, or as separately agreed to in writing by the Parties, and shall sell the Products at its own prices and under its own terms and conditions. With respect to the marketing and distribution of the Products, Distributor shall have the following obligations:
        (a) To use its best efforts to further the promotion, marketing and distribution of the Products in the Territory;
        (b) To maintain, at its own expense, appropriate offices and a full range of ALL Products ORDERED as samples and for demonstration purposes;
        (c) To establish and maintain an adequate organization, infrastructure, personnel and marketing strategy for its marketing, promotion and sale of the Products in the Territory;


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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
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                                       REVISED DRAFT - November 4, 2002
                                                           Page 5 of 31

        (d) To maintain an adequate balanced inventory of the Products, sufficient to fill reasonably anticipated orders from customers and to actively promote orders for the Products. During any subsequent contractual period, Distributor shall purchase such minimum quantity of Products as established by mutual agreement between the Parties from time to time;
        (e) To promptly respond to all inquiries from customers, including complaints, process all orders, and effect all shipments of Products;
        (f) To pass on or flow-through to its Resellers, if any, and Users any warning and cautions and other descriptive literature regarding the proper use of all Products, as provided by the Company;
        (g) To permit the Company to visit Distributor's place of business and inspect its inventories, service records, and other relevant documents with reasonable notice to Distributor.
        (h) To maintain throughout the Territory, at Distributor's sole expense, an adequate sales force dedicated on a full-time basis to the marketing, promotion and sale of the Products;
        (i) To participate actively in sales or merchandising programs prepared by the Company; to participate in all fairs and exhibitions in the Territory where such participation would, in the judgment of the Company, promote the Products, and to develop and implement sales programs for the promotion of the Products. It is understood that the costs associated with such participation shall be Distributor's sole responsibility. Costs associated with setting up fairs and exhibitions when required by the Company, shall be equally shared by Distributor and Company.
        (j) To assist the Company in all local tax and government reports or any other local requirements. The Company will compensate Distributor for any costs which might be incurred by Distributor in providing such assistance, provided such costs have been approved by the Company in advance;
        (k) From time to time during the Term of this Agreement and upon expiration or termination hereof, Distributor will provide the Company immediately upon request with a list of the names and addresses of all persons to whom Distributor has sold the Products and all information concerning the sale of the Products that the Company may require. However, during the term of this Agreement and any and all extensions of same, Company shall not interfere or contact said customers of Distributor except for warranty or repair services. Said customer list is the sole property of Distributor.

4.2     Advertising.  Distributor shall diligently undertake to advertise
        -----------
        the Products in the Territory. The Company will furnish Distributor, from time to time and without additional charge, with such marketing and technical materials in the English language as the Company may, in its sole discretion, deem necessary or desirable (the "Promotional Materials"). Distributor may, solely during the Term of this Agreement, utilize such Promotional Materials in promoting sales of the Products and in preparing its own advertising materials. Distributor may, in its own discretion, translate such Promotional Materials from English into the language of the Territory for distribution in the Territory, but shall provide them to the Company prior to any distribution. Distributor shall bear all costs of this translation and shall be solely responsible for inaccurate, inconsistent or misleading translations. The Company shall have ownership rights to all advertising and promotional materials so translated only upon expiration or termination of this Agreement. All expenses incurred by Distributor with respect to the creation and distribution of advertising materials, advertising and promoting the Products in an adequate fashion shall be borne by Distributor. Distributor may use the Promotional Materials and the full range of direct marketing media, including home shopping, spot, long form television, direct mail,

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                           Page 6 of 31


        telemarketing, live shows, radio and print advertisements, catalog, Internet and retail, in the marketing and promotion of the Products in the Territory, to the extent the Company, in its sole discretion, deems Distributor to have such ability. Upon expiration or termination of this Agreement, Distributor shall promptly return to the Company, at no cost to the Company, all advertising and Promotional Materials translated or prepared by Distributor. During the term of this Agreement, the Company shall not furnish any translated material to any other Distributor.

4.3     Internet.  Distributor shall follow the Company's written
        --------
        instructions with respect to each of the following: (i) use of any information about the Company or the Products available on the Internet; (ii) linking of any site on the Internet to any other site on the Internet established, operated or sponsored by the Company; and (iii) use of any of the Trademarks or Promotional Materials on any site on the Internet. Distributor acknowledges that it shall cease the activities described in
        (i), (ii) and/or (iii) above, if so instructed by the Company.
        In no event shall Distributor establish, operate, sponsor or contribute content to any site on the Internet that incorporates the word "verichip" as its URL address or any part of such address.

4.4     Customer Support.  Distributor shall handle and promptly settle
        ----------------
        any User's customer complaints concerning the Products, following the Company's guidance included in the Company's operations guide provided by the Company to Distributor (the "Operations Guide"), as amended from time to time in the sole discretion of the Company. Distributor agrees to assist the Company in arranging for any customer warranty service. Company shall bear all costs of any warranty or repair service so long as the product was used in accordance with the terms of this agreement.

4.5     Expenses.  Distributor assumes full responsibility for all costs
        --------
        and expenses which it incurs in carrying out its obligations hereunder, including but not limited to all rentals, salaries, commissions, advertising, demonstrations, travel and accommodation expenses without the right to reimbursement for any portion thereof from the Company.

4.6     Other General Obligations Of Distributor.  Subject to all
        ----------------------------------------
        applicable laws and regulations in the Territory, Distributor undertakes the following obligations within the Territory on a continuing basis:
        (a)     Adherence to Business Ethics and Laws
                -------------------------------------
                Distributor shall adhere to the highest principles of business ethics and in this regard shall:
                (1) comply with all laws and regulations in the Territory (including, without limitation, applicable healthcare regulatory requirements);
                (2) adopt a set of business conduct guidelines (the "Guidelines"), to be furnished to all its employees and others who represent Distributor to the public. Distributor shall ensure that all such persons clearly understand that they must comply with the Guidelines. The Guidelines shall incorporate provisions that:
                        (i) prohibit the making of payments or gifts for the purpose of influencing a decision to award or to continue business with Distributor;
                        (ii)    require compliance with all laws and
                                regulations in the Territory, including
                                without limitation, Government
                                procurement laws;
                        (iii) require fair and equitable treatment for organizations, agencies, companies and enterprises;
                        (iv)    require that representations be
                                accurate;
                        (v)     require handling of intellectual
                                property in accordance with the rights
                                granted to Distributor;


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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
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                       (vi)    require sales and business practices in
                               keeping with the principles of free
                               competition and business ethics and
                               conduct;
                       (vii)   require full and accurate reporting,
                               other than financial information, to
                               appropriate authorities and to
                               Distributor;
               (3)     monitor compliance with the above provisions;
                       and
               (4)     notify the Company promptly upon discovery of
                       any instance where Distributor fails to comply
                       with any one or all of the provisions of this
                       Section.
                Further, Distributor hereby recognizes and agrees to
                comply with the U.S. Import/Export regulations, the
                Foreign Corrupt Practices Act and laws concerning International Economic Boycotts, together with other U.S. laws, to the extent that they are
                applicable to U.S. companies in their
                international operations. Without limiting the
                generality of the foregoing, Distributor agrees not to re-import the Product back into the United States and agrees that the Products and all packaging materials
                will be marked "made in the U.S.A. for export only".
                With the exception of products sold by Distributor
                in its United States territory.
        (b)     Contacts with the Press and Other Media
                ---------------------------------------
                Distributor shall not make any statement or distribute
                any material concerning the Company to the press or
                other communications media, except for (i) materials provided to Distributor by the Company for publication and (ii) statements and materials otherwise approved in writing by the Company. Distributor shall promptly bring to the Company's attention and deliver to it copies
                of any articles in the press of the Territory concerning
                the Company and/or the Products of which Distributor may
                be aware.
        (c)     Audits
                ------
                The Company will have audit rights of Distributor's operations on: (i) adherence to Distributor's Guidelines by Distributor's employees and others who represent Distributor to the public, (ii) compliance with U.S. Government Import/Export Regulations and the U.S.
                Foreign Corrupt Practices Act, (iii) use and storage practices for the Company Confidential Information, (iv)
                use of the Trademarks; and (v) where there is suspicion
                of breach of other provisions of Distributor's
                agreements and other contractual documents. The Company agrees to give Distributor's management no less than ten (10) business days prior written notice before exercising any of its Audit rights.
        (d)     Medical Use
                -----------
                Distributor represents and warrants that at least one of
                the three following criteria is satisfied with respect
                to each Product (Distributor should initial one). Except Distributor shall have the exclusive rights to obtain and or meet the requirements of (i), (ii), and (iii)
                during the term of the Agreement and any and all extensions.
                (i)     there are no medical approval requirements for
                        it in the Territory            ;
                                            -----------
                (ii)    it meets all medical product sale requirements
                        for this type of device in the Territory        ;
                                                                 -------
                        or
                (iii)   it has been granted medical device approval in
                        the Territory         .
                                      --------
        (e)     No Exports Outside the Territory
                --------------------------------
                Distributor shall not sell any Products outside of the Territory and shall use its best efforts to ensure that Products it sells are not resold outside of the Territory.

4.7     Distributor's Representations and Warranties. Distributor hereby
        --------------------------------------------
        represents and warrants to the Company that: (i) Distributor is a business organization duly organized and in good standing in



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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
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        accordance with the laws of the Republic of the Marshall Islands, recorded with the Register of Corporations, Republic of the Marshall Islands_[Public Registry of Commerce] corresponding to its corporate domicile; (ii) Distributor has duly authorized the execution and performance of this Agreement; (iii) this Agreement is lawful and may be performed in accordance with its terms under all the laws in force in United States of America as of the date hereof; (iv) Distributor will advise the Company of any changes in the Republic of the Marshall Islands and Distributor's territories laws which might or will impair the validity of all or any part of this Agreement; and (v) Distributor is a business organization and shall have the required personnel duly trained to market and sell products similar to the Products, transportation to distribute such Products, warehouses to store them and a computer system which allows a detailed control of stocks and sales.

          SECTION 5.  GENERAL OBLIGATIONS OF THE COMPANY; WARRANTIES

5.1 The Company agrees to use its commercially reasonable efforts to sell Products to Distributor during the Term of this Agreement, on such terms and prices as set forth herein and in EXHIBIT "C", attached hereto, but in no event shall the Company be liable to Distributor for any loss of profits, loss of business, expenses or costs arising from or alleged to arise from any failure to deliver. Distributor hereby agrees that the Company shall have the right to allocate Products, in its sole discretion and in whatever manner it deems to be in its best interest, among its distributors without incurring any liability to Distributor.


5.2 The Company warrants that the Products will be free from defects in material and workmanship. The Company shall replace or repair, at its option, any Products that are found defective in material or workmanship, upon written notification by Distributor identifying each and every defect which notice must be received prior to the earlier of thirty (30) days from the date purchased by an End User, or (ii) sixty
        (60) days from the Date of Delivery. The Company's obligation with respect to such Products shall be limited to repair or replacement, without any further expense to the Company. Any alteration, defacement of the Products shall void this limited warranty. THE FOREGOING LIMITED WARRANTY IS
        EXPRESSLY MADE IN LIEU OF ANY AND ALL OTHER WARRANTIES,
        EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION,
        ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The foregoing limited warranty shall not be enlarged or affected by, and no liability or obligation shall arise from the Company's rendering of technical or other advice or of service, in connection with any of the Products. Employees, agents, distributors and sales representatives are not authorized to make warranties. Oral or written statements made by them do not constitute warranties and shall not be relied on by Distributor. REPLACEMENT OR REPAIR OF A DEFECTIVE PRODUCT IS DISTRIBUTOR'S SOLE AND EXCLUSIVE REMEDY FOR CONTRACT, EXPENSE ARISING OR ALLEGED TO ARISE FROM THE MANUFACTURE,
        SALE, DELIVERY OR USE OF THE PRODUCTS. IN NO EVENT
        SHALL THE COMPANY BE LIABLE FOR LOSS OF USE OR PROFITS, LOSS OF BUSINESS, EXPENSES OR COSTS ARISING FROM OR ALLEGED TO ARISE FROM BUSINESS INTERRUPTION, ATTORNEYS' EXPENSES OR CONSEQUENTIAL, CONTINGENT, INCIDENTAL OR SPECIAL DAMAGES CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE, TORT, STRICT LIABILITY, BREACH OF CONTRACT, BREACH OF WARRANTY OR OTHER BREACH OF DUTY OF OR BY THE COMPANY. Distributor shall obtain shipping instructions and a return material authorization from the Company for the return of any item under this

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        warranty provision. Compliance with such instructions
        shall be a condition precedent to the Company's repair or replacement options hereunder.

5.3 The Company shall make commercially reasonable efforts to provide Distributor with the latest Product information and, upon Distributor's request, any information concerning the technical aspects of the Products, their use and application.

5.4 The Company does not guarantee the results of, and Distributor will not be entitled to rely on, any marketing plan of the Company.


5.5 The Company represents that: (i) it is a corporation duly incorporated and in good standing under the laws of the State of Delaware, United States of America; and (ii) it has duly authorized the execution and performance of this Agreement.

                   SECTION 6.  ORDERS FOR PRODUCTS

6.1     Purchase Orders.  Purchase Orders shall be in writing and signed
        ---------------
        by an authorized representative of Distributor. Distributor shall submit its Purchase Orders for Products to the Company in writing, by facsimile, overnight reputable overnight courier or, if agreed to by the Company, e-mail. All Purchase Orders shall refer to this Agreement, and shall list the Products ordered, quantities, applicable prices, scheduled delivery dates, delivery point, shipping instructions and any other information deemed necessary by the Company. In case of conflicts or inconsistency between the terms and conditions of this Agreement and those set forth in any Purchase Orders, acceptances, correspondence, and other documents forming part of any order during the Term of this Agreement, this Agreement shall govern and prevail, and the conflicting or inconsistent terms and conditions of any such other documents shall be deemed deleted and shall not be binding upon either Party. Distributor shall ensure that its Purchase Orders are received by the Company at least forty-five (45) days prior to the delivery dates requested in the order.

6.2     Acceptance of Orders.  All Purchase Orders from Distributor are
        --------------------
        subject to acceptance in writing by the Company, at its offices in Palm Beach, FL U.S.A. The Company may expressly accept or reject each Purchase Order, or the Company may show its acceptance by providing to Distributor the appropriate transaction documents, including, but not limited to, invoices (showing item, quantity, price, amount due, and other typical invoice information), and order acknowledgments (confirming Products and quantities ordered), or by sending the Products to Distributor. Each Purchase Order shall be deemed to be an offer by Distributor to purchase the Products pursuant to the terms of this Agreement, and, if accepted by the Company shall give rise to a contract on the terms set forth herein to the exclusion of any additional or contrary terms set forth in the Purchase
        Order unless agreed to in writing by Distributor and Company.

        Distributor shall either accept or reject the Products within a thirty- (30) day period after the Date of Delivery. Distributor's failure to give the Company written notice of rejection within such thirty- (30) day period shall be deemed acceptance of the Products by Distributor. Distributor shall also be deemed to have accepted the Products by signing a transaction document requiring its signature, or providing the Products to Resellers, if any, or Users, or making any payment, including partial

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 10 of 31

        payments, to the Company for such Products. Distributor may cancel its Purchase Order in writing prior to its acceptance by the Company.

6.3     Delivery, Insurance, Title And Risk Of Loss.  The Company will
        -------------------------------------------
        make reasonable efforts to meet Distributor's delivery requirements for Products ordered by Distributor in any Purchase
        Order accepted by the Company.  The Company will inform
        Distributor of the estimated delivery date and, at Distributor's request, keep it informed of its status; provided, however, that in no event shall the Company be liable for the consequences of any delays in delivery due. Distributor will be responsible for selecting and working with an export broker or forwarding agent ("export broker") to handle all shipments to the Territory. All delivery of Products to Distributor shall be F.O.B. at a mutually agreed port of embarkation (such as dockside at a port or airport) in Miami, Florida, U.S.A., and will be made to Distributor's export broker. Except Distributor shall have the right to pick up product in West Palm Beach, Florida upon Agreement by Distributor and Company. Distributor shall be responsible for transportation and insurance of the Products after delivery to Distributor's export broker. Such insurance shall provide full coverage from the time the Products are delivered to Distributor's export broker until Distributor shall have paid the Company for such Products in full. The Company reserves all rights with respect to delivered Products permitted by law, including, without limitation, the rights of rescission, repossession, resale, and stoppage in transit until the full amount due from Distributor in respect of all delivered Products has been paid. Distributor shall be responsible for obtaining all consents from any government or related authority to export the Products from the country of shipment and for importing them into the country of importation. Unless otherwise provided in this Agreement, "F.O.B." shall be construed in accordance with INCOTERMS, 2000 of the International Chamber of Commerce.

        The Company bears the risk of loss or of damage to the Products until their delivery to Distributor's export broker, as provided in the preceding paragraph. Thereafter, Distributor assumes such risks. Notwithstanding the foregoing, title to each Product will pass to Distributor over international waters, en-route to the port of importation in the Territory, as such is specified by Distributor in the Purchase Order.

6.4     Product Changes.  The Company reserves the right, in its sole
        ---------------
        discretion and without incurring any liability to Distributor, to:
        (a)     Alter the specifications for any Product;
        (b)     Discontinue the manufacture of any Product;
        (c)     Discontinue the development of any new product, whether
                or not such product has been announced publicly;
        (d)     Commence the manufacture and sale of new products having
                features which make any Product wholly or partially obsolete, whether or not Distributor is granted any distribution rights in respect of such new products; and/or
        (e) Withdraw any Product from marketing at any time. Notwithstanding the above, the Company shall use reasonable efforts to provide Distributor with prompt written notice of any such decisions and shall fill all accepted Purchase Orders from Distributor for any such altered or discontinued Products of which manufacturing and commercial deliveries have commenced. Should government regulations cause Company to withdraw any product from marketing and product is in transit to Distributor, distributor shall bear no cost of returning product to Company.


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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 11 of 31

6.5     Reports.  Distributor hereby agrees that beginning on the
        -------
        Effective Date of this Agreement, Distributor will deliver to the Company the following reports:
        (a) Monthly reports, covering product type, number of units and US$ amount; excluding Distributor profit and loss statements/reports.
        (b) Quarterly forecasts of Distributor's projected sales of Products for the immediately subsequent three (3) months, which forecasts will be used for planning purposes only and will not constitute a commitment by either party;
        (c)     Inventory reports;
        (d) Inventory information, special reports on Distributor's sales efforts, conditions of the market, and such other matters as the Company may reasonably request by thirty
                (30) days written notice.
        All reports under Section 6.5 rendered by Distributor for the Company shall, in reasonable detail, accurately and fairly reflect the facts about the activities in Section 6.5 performed by Distributor under or with regard to this Agreement.

                          SECTION 7.  QUOTA REQUIREMENTS

7.1     Minimum Quotas.  Distributor hereby agrees to attain the
        --------------
        marketing goals agreed upon by Distributor and the Company for purposes of this Agreement by ordering and taking delivery from the Company of the Quota of Products set forth in EXHIBIT "D" hereto. Distributor hereby agrees that the establishment and achievement of such Quota is of the essence of this Agreement, and that Distributor's failure to meet its Quota shall constitute a material breach hereunder, entitling the Company to terminate this Agreement for cause pursuant to Section 16 hereof and entitling the Company to seek monetary damages. Except Distributor shall have Fifteen Days (15) to cure this breach.

7.2     Initial Order.  In addition to the Quota requirements set forth
        -------------
        in EXHIBIT "D" hereto, within 30 days of execution of this Agreement, Distributor shall place with and deliver to the Company Distributor's initial Purchase Order for 1,050 VeriChip microchips, 100 VeriChip readers and 0 service plans to the Global VeriChip Registry System at the prices set forth in EXHIBIT "C" - Price List, all in accordance with the terms of this Agreement.

                   SECTION 8.  PRICES, PRICE CHANGES AND PAYMENTS

8.1     Sales Prices.  The Company will sell Products to Distributor at
        ------------
        such sale prices as set forth in EXHIBIT "C" - PRICE LIST, attached hereto, as amended, and agreed to by Distributor and Company from time to time ("Sales Price"), plus any related charges which Distributor must pay to the Company in accordance with the provisions of Section 8.2 and Section
        8.4, below. The Products' Sales Price shall be specified in the respective Purchase Order. All Sales Prices are F.O.B. Miami, Florida, U.S.A., unless the Company otherwise agree in a writing signed by the Company.

8.2     Related Charges:  The following are related charges:
        ---------------
        (a)     Taxes and Duties: Any taxes and duties resulting from
                ----------------
                the sale of Products, license or related activities hereunder, as the case may be, except taxes based on the Company's net income.

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
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                                       REVISED DRAFT - November 4, 2002
                                                          Page 12 of 31


         (b)     Additional Charges:
                 ------------------
                 Depending on the particular Product or circumstances, additional charges may apply, of which the Company will inform Distributor in writing.

8.3      Price Increases and Decreases.  The Company may increase the
         -----------------------------
         Sales Price of a Product without previous notice and without any liability to Distributor. However, an increase does not apply to Distributor if the Company receives Distributor's signed Purchase Order before the date of the Company's written notice to Distributor of such increase. Distributor may cancel a Purchase Order for a Product affected by a price increase not later than thirty (30) days from the date of the Company's notification of such price increase. Distributor receives the benefit of a decrease in charges up to and including the Date of Shipment of a Product. Distributor's cancellation of a Purchase Order for a product affected by a price increase shall not be a breach of this Agreement. Distributor shall have a reasonable amount of time to discuss and/or negotiate said product price increase with Company.

8.4      Invoices and Payments. Payment in full of the Sales Price of each
         ---------------------
         Product and the corresponding Related Charges indicated in Sections
         8.1 and 8.2 above shall be due and payable in U.S. dollars to the Company not later than on the Date of Delivery. Invoices will be submitted upon shipment; provided, that, if any Related Charges and other applicable charges are invoiced subsequently to shipment such shall be payable in full in U.S. dollars not later than thirty (30) days of the date of such invoices.

         All payments shall be made by irrevocable, transferable and divisible letter of credit opened at Distributor's expense, issued or confirmed by a U.S. bank acceptable to the Company, in accordance with the provisions of Section 8.5 hereof.

         The Company may cancel a Purchase Order, without any liability, if Distributor does not make full payment in accordance with these provisions.

8.5      Letters of Credit. Prior to any shipment, Distributor shall
         -----------------
         establish a letter of credit in favor of the Company, confirmed by a U.S. bank acceptable to the Company for an amount equal to 0 US
                                                                      -
         DOLLARS (US$0). The Company shall be authorized to draw on the letter of credit by presentation of one or more sight drafts accompanied by specified documents, such as commercial invoice, bill of lading or airway bill to the bank and to the Distributor. Distributor agrees to equitably increase the value of the letter of credit if at any time throughout the Term of this Agreement, the value of the outstanding Purchase Orders is greater than the value of the letter of credit. The letter of credit referenced above must also meet the following conditions:
         (a) It must be obtained, and its related costs paid, by Distributor;
         (b)      It must be denominated in U.S. dollars;
         (c) It must be irrevocable and in a form, and confirmed by a U.S. bank, acceptable to the Company;
         (d) It must not expire earlier than thirty (30) days after the estimated Date of Shipment;
         (e) It must provide for partial shipments and partial payments in case of partial shipments; and
         (f) It must be negotiable by the Company upon submission to the confirming bank of the related commercial invoices and shipping documents.

8.6      Packaging and Shipment. Unless Distributor requests otherwise, all
         ----------------------
         Products ordered by Distributor shall be packed for shipment and storage in accordance with the Company's standard commercial practices which Distributor represents and warrants to know and accept. Any special packaging

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 13 of 31

         requirements requested by Distributor shall be at Distributor's expense.

                     SECTION 9. LIMITATION TO LIABILITY

9.1      Limitation of Liability and Remedies. Distributor understands and
         ------------------------------------
         agrees that regardless of the basis on which damages can be claimed by Distributor, Resellers and/or Users, Distributor's, Resellers' and/or Users' exclusive remedy and the Company's exclusive liability shall be limited as follows:

         (a)      Actual Damages. The Company is responsible for the amount
                  --------------
                  of any actual loss or damage solely up to the aggregate payments received by the Company for the Product that is the subject of the claim.


         (b)      Consequential Damages. UNDER NO CIRCUMSTANCES, EXCEPT AS
                  ---------------------
                  REQUIRED BY LAW, SHALL THE COMPANY BE LIABLE FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES, INCLUDING (1) ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES (INCLUDING LOST PROFITS OR SAVINGS) TO DISTRIBUTOR AND/OR RESELLERS AND/OR USERS, EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE, OR (2) THIRD PARTY CLAIMS AGAINST DISTRIBUTOR AND/OR USERS FOR LOSSES OR DAMAGES, OR FOR SPECIAL, INCIDENTAL, OR INDIRECT CHARGES, OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS) EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

9.2      Sole Remedies. THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF ANY
         -------------
         AND ALL WARRANTIES AND THE SOLE REMEDIES FOR THE COMPANY'S LIABILITY IF ANY KIND (INCLUDING LIABILITY FOR NEGLIGENCE) WITH RESPECT TO THE PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT AND ALL OTHER PERFORMANCE BY THE COMPANY UNDER OR PURSUANT TO THIS AGREEMENT SHALL BE LIMITED TO THE REMEDIES PROVIDED IN SECTION 5 HEREOF.

                   SECTION 10. CHANGES TO AGREEMENT TERMS

10.1 Other than as set forth in Section 8 hereof, for any other changes to the terms of this Agreement to be valid, Distributor and the Company must agree upon such changes in writing. Changes are not retroactive. Additional or different terms in any Purchase Order or other communication from Distributor are void.

                 SECTION 11. GOVERNMENT REGULATION AND TAXES

11.1     Import And Export Documentation. Distributor shall be responsible
         -------------------------------
         for obtaining all licenses and permits and for satisfying all formalities as may be required to import Products into the Territory, and for clearing the Products through customs, in accordance with the laws and regulations in force in the Territory, and in accordance with the export laws and regulations of the United States of America.

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 14 of 31

11.2     Registration. Distributor shall obtain, at its own expense, all
         ------------
         necessary registrations, licenses, permits, approvals, certifications, consents and authorizations or any other permit or approval that it may need for the performance of its obligations under this Agreement and shall supply all information in this respect to the Company.

         Should registration of the Products by the Company be required by any governmental body, Distributor shall notify the Company and cooperate with the Company in obtaining such registration in the Company's name and at the Company's expense. In the event the applicable laws of the Territory require registration of the Company's Products in the name of Distributor, the Company may simultaneously apply for separate registration of the Company's Products in its name or the registration shall be made transferable to the Company or to any entity designated by the Company, in case of termination or expiration of this Agreement and Distributor shall prepare, at its own expense, all of the applicable transfer documents required by the laws of the Territory for the transfer or assignment of the registration. Simultaneously with the execution of this Agreement, Distributor shall deliver to the Company completed transfer or assignment documents signed by Distributor, undated and without designation of a transferee. Distributor hereby agrees that it will in no way oppose the transfer or assignment of the registration to the name of the Company or to any other party which the Company may designate.

11.3     Restrictions To Export. Distributor may actively market, promote
         ----------------------
         and sell Products only within the geographic scope of the Territory. Distributor shall not market, nor shall Distributor use anyone else to market, any such Products outside the Territory. If, unknown to the Company, a Reseller or User acquires Products for export, the Company's responsibilities, if any, under this Agreement no longer apply to such Products.

11.4     Compliance with the Laws. Distributor agrees that, in performing
         ------------------------
         its obligations under this Agreement, it shall comply at all times with all applicable laws, regulations and orders in force in the Territory. Distributor also agrees to advise the Company of any change, modification or new law which may affect the performance of Distributor or the Company with respect to both Parties' obligations hereunder.

         Distributor shall furnish to the Company, from time to time, at the Company's request and at the Company's reasonable satisfaction, by affidavit or other reasonable means, affirmative assurances that the appointment of Distributor hereunder and its activities under this Agreement are proper and lawful under the law and regulations in force in the Territory.

11.5     Review Of Distributor's Compliance. The Company may periodically
         ----------------------------------
         review Distributor's compliance with this Agreement. Distributor agrees to provide the Company with such relevant records as the Company may request, other than financial records of profit and losses of Distributor. The Company may reproduce and retain copies, at the Company's expense, of such records. The Company, directly or through an independent auditor, at Company's expense, may conduct a review of Distributor's compliance with this Agreement on Distributor's premises during Distributor's business hours. If, during the Company's review of Distributor's compliance with this Agreement, the Company finds that Distributor has materially breached the terms of this relationship, the Company shall be entitled to exercise all its rights under law and equity and the terms of this Agreement.

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 15 of 31

11.6     Taxes. Any taxes or governmental charges, whether in the Territory
         -----
         or any other country, now or hereafter imposed upon the sale or transfer of goods or respect to the transactions contemplated hereunder (with the exception of income taxes or other taxes imposed upon the Company and measured by the Company's net income) shall be the responsibility of, and shall be paid by, Distributor, and if paid or required to be paid by the Company, the amount thereof shall be added to and become a part of the amounts payable by Distributor hereunder. Except for registrations as set forth in Section 11.2 It is understood that the Company has no obligation to reimburse Distributor for any taxes or customs duties paid to import the Products, nor for any other costs or investments eventually made by Distributor.

               SECTION 12. TERM AND RENEWAL OF THIS AGREEMENT

12.1     Term. This Agreement shall become effective as of the Effective
         ----
         Date and shall continue in force for a term of sixty (60) months from the Effective Date (the "Term").

         Any rights and licenses granted to Distributor hereunder shall extend for the Term of this Agreement, and any renewals thereof, and shall automatically terminate upon termination or expiration of this Agreement or any renewals thereof.

12.2     Renewal. Upon written request from Distributor, which must be
         -------
         delivered to the Company at least thirty (30) days prior to the expiration of the Term, the Company, in its own discretion, may negotiate in good faith with Distributor for a renewal of the Agreement on such terms as the Parties may mutually agree, provided that, on the date of request, Distributor (i) is not in default of any material term or condition of this Agreement or any other agreements between the Company and Distributor, (ii) has met the Quota requirements set forth herein; and (iii) has satisfied all monetary obligations owed by Distributor to the Company.

                         SECTION 13. CONFIDENTIALITY

13.1     Confidential Information. Distributor agrees that the Company has a
         ------------------------
         proprietary interest in any and all Company Confidential
         Information provided to Distributor by the Company in connection with this Agreement or otherwise, whether such information is in written, oral or visual form.

13.2     Protection Of Company Information. Distributor acknowledges and
         ---------------------------------
         agrees that all Company Confidential Information is confidential and proprietary to the Company. In this regard,
         (a) Distributor agrees to use Company Confidential Information solely in the discharging of its responsibilities hereunder;

         (b) Distributor may disclose Company Confidential Information to its employees who have the need to know such information; provided, however, that prior to any such disclosure, Distributor must have an appropriate confidentiality agreement with any such employee, binding such employee on the terms of this Section 13. For a period of three (3) years from the date of receipt of Company Confidential Information, Distributor may not disclose such

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 16 of 31


                  Confidential Information to others (including but not limited to any affiliates of Distributor) unless, prior to such disclosure, Distributor has an appropriate agreement with the other party and such disclosure is approved by the Company in writing. All such appropriate agreements must enable Distributor to meet its obligations hereunder and to enforce the terms and conditions of this Section;
         (c) Distributor shall not make any additional copies of any writings, documents, programs or other media which contain Company Confidential Information and are marked "do not reproduce" or similar language, without the prior written permission of the Company;
         (d) Distributor shall keep all writings, documents or other media containing Company Confidential Information secure in locked files at all times, when not in use, to prevent their loss or unauthorized disclosure, take action to prevent unauthorized access to any of its premises and comply with all other reasonable security procedures and measures which the Company may recommend from time to time;
         (e) Distributor shall segregate Company Confidential Information at all times from materials of third parties;
         (f) Distributor's obligations with respect to Company Confidential Information will not apply to any information that (i) is already in its possession without obligation of confidence; (ii) is independently developed; (iii) is or becomes publicly available without breach of this Agreement; (iv) Distributor rightfully receives from a third party without obligation of confidence; or (v) is released for disclosure with the Company's written consent;
         (g) Distributor shall, upon termination or expiration of this Agreement, deliver to the Company all written or descriptive materials, which contain Company Confidential Information;
         (h) From time to time, the Company may provide Distributor with copies of documents labeled "For Internal Use Only". Distributor agrees to limit use of these documents to the performance of its responsibilities hereunder and not to make the documents available to any third party.

13.3     Protection Of Distributor Information
         -------------------------------------
         (a) Distributor understands that the Company does not wish to receive any information which Distributor, or any third party, considers confidential or proprietary. Information that Distributor supplies to the Company shall be treated as confidential by the Company, unless such information (i) is or becomes in the public domain,
                  (ii) is already known to the Company, or (iii) is independently developed by the Company receipt, the Company agrees in writing to do so.
         (b) The Company may not use any information which Distributor makes available to the Company, designated as confidential by Distributor, and the Company may not authorize its affiliates to use such information in their operations unless approved by Distributor in writing; provided the Company shall instruct its personnel to keep such information confidential by using the same care and discretion that it uses with similar data which the Company designates as confidential; further, the Company shall not disclose any such confidential information by publication or otherwise to any third party without the prior written permission of Distributor.
         (c) Notwithstanding the foregoing, if the Company conducts an inspection in accordance with its rights pursuant hereto, any materials inspected will be treated as confidential and the Company will not disclose any of them unless required by law to do so.

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                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 17 of 31

                  SECTION 14. INTELLECTUAL PROPERTY MATTERS

14.1     Trademarks. Distributor is hereby authorized to use the Trademarks
         ----------
         within the Territory solely for the Term of this Agreement and solely for purposes of identifying the Products which Distributor is authorized to market hereunder. In addition, Distributor is hereby authorized to use, during the Term of this Agreement and any extensions thereof and within the Territory, the designation "Distributor of
         VeriChip Products", in its activities hereunder.
         (a) Distributor is not granted any right or license to use the Trademarks or any other trademark or tradename owned by the Company in such a manner as to cause confusion concerning the origin of any goods or services.
                  Promotional, advertising and other materials to be used by Distributor, which incorporate or display any Trademarks, other than such material which has been supplied to Distributor by the Company, shall be subject to the Company's guidelines or instructions. Distributor agrees to change or correct, at Distributor's expense, any such promotional advertising or other material, which in the Company's reasonable judgment is inaccurate, objectionable or misleading, or misuses a trademark or tradename owned by the Company.
         (b) Distributor hereby acknowledges the Company's exclusive right, title and interest in and to the Trademarks. Distributor acknowledges and agrees that, except for the limited use of the Trademarks for purposes of marketing and distributing the Products in conformity with this Agreement, Distributor will acquire no right, title or interest of any kind or nature whatsoever in or to the Trademarks or the goodwill associated therewith.
                  Distributor recognizes that the Trademarks and any goodwill attached thereto, belong to the Company, and Distributor understands and agrees that Distributor's use of the Trademarks shall inure to the benefit of the Company. Distributor shall not disparage, bring into disrepute or reduce the value of any Trademarks.
                  Distributor shall not at any time do or permit any act to be done which may in any way impair the rights of the Company in the Trademarks.
         (c) Distributor shall not, without the Company's prior written consent, remove or alter any Trademarks, trade names, patent numbers, serial numbers, notices, labels, tags or other identifying marks, symbols or legends affixed to any Products, containers or packages except as provided in Section 4.6(a)(4).
         (d) Distributor undertakes fully and without any reservation whatsoever to render to the Company all assistance, without cost to Distributor, as may be necessary in connection with any matter pertaining to the protection of the Trademarks, including, without limitation, to assert no interest in or to, and to withdraw or terminate any interest in or to, any Trademarks which would limit the Company's ability to protect those Trademarks.
         (e) Distributor shall inform the Company of all registration and recording requirements with respect to the Trademarks within any country of the Territory. All registrations of any Trademarks and domain names which Distributor may assist the Company to obtain within the Territory will be in the name of the Company. Distributor shall not undertake any activities to attempt to register any of the Company's Trademarks without the Company's prior written consent. Distributor shall not use, employ or attempt to register any trademark or tradename which, in the sole judgment of the Company, is confusingly similar to any of the Trademarks.


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                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 18 of 31

         (f) Distributor will immediately notify the Company in writing if any claim of infringement is brought against Distributor in respect to the use of the Trademarks, or if Distributor is aware of or suspects any infringement of the Trademarks by another party. The Company reserves the right in its sole discretion to institute any proceedings against any such third party infringers and Distributor shall refrain from doing so. The Company shall control the defense or prosecution of any actions concerning infringement of its Trademarks. Distributor shall cooperate fully with the Company in any action taken by the Company against any such third parties, provided that all expenses of such action, including Distributor's, shall be borne by the Company and all damages which may be awarded therefrom shall accrue to the Company.
         (g) Upon termination or expiration of this Agreement, Distributor shall forthwith cease and desist from use of the Trademarks in any manner. In addition, Distributor hereby empowers the Company and agrees to reasonably assist the Company, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting Distributor to use the Trademarks in the Territory.
         Any unauthorized use of the Trademarks by Distributor shall be a material breach of this Agreement, entitling the Company to terminate this Agreement in accordance with Section 16 hereof and to bring an action for infringement of the rights of the Company in and to the Trademarks.

14.2     Patents And Copyrights. No rights or licenses are granted to
         ----------------------
         Distributor herein by the Company, expressly or by implication, under any patents or copyrights.
         (a) The Company shall defend Distributor against any claim that any Product provided by the Company hereunder infringe any patent, copyright or other analogous right enforceable in the Territory, and the Company shall pay any resulting damages, costs and attorney's fees finally awarded by a court or any resulting settlement agreed upon by the Company, provided that Distributor promptly notifies the Company in writing of the claim and, further provided, that the Company has sole control of the defense and of all related settlement negotiations.
         (b) The Company's obligation under this Section is subject to the condition that if any Product becomes, or in the Company's opinion is likely to become, the subject of such a claim, Distributor shall permit the Company, at its option and expense, either to procure the right of Distributor to continue marketing or using the item involved or to replace or modify it so that it becomes non-infringing. If neither of the foregoing alternatives is available in terms which are reasonable in the Company's sole judgment, Distributor hereby agrees that, upon written request by the Company, Distributor shall return the item involved to the Company. In such a case, the Company agrees to grant a credit or refund to Distributor for the amount of charges of the returned Product, as well as any and all shipping and costs of return and applicable taxes thereon.
         (c) The Company shall have no obligation to Distributor for any liability to third parties for any claim based upon any alteration or modification of any Product or based upon the combination, operation or use of any Product with equipment, data or programming not supplied by the Company.

     The foregoing states the entire obligation of the Company in regard of all intellectual property matters and Distributor shall have no right to act in the Company's name or on the Company's behalf, with respect to infringement of patents, copyrights or analogous rights relating to the Products.

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 19 of 31

                         SECTION 15. INDEMNIFICATION

15.1     Distributor Indemnification. In addition to damages for which
         ---------------------------
         Distributor may be liable under law or equity or under the terms of this Agreement or any other applicable agreements, and subject to the provisions of Section 15.4 - "Indemnification Procedure", below, Distributor shall indemnify, defend and hold the Company, its affiliates and all officers, directors, employees and agents thereof, harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (including without limitation reasonable attorney's fees, expenses and settlement costs, including appeal proceedings) (collectively, "Damages"), which the Company or any of its Affiliates and all officers, directors, employees and agents thereof may at any time sustain or incur by reason of or in connection with any claim, demand or other action initiated by any person or entity, arising from, related to or in any way connected with (i) Distributor's conduct under this Agreement and any other applicable agreements; (ii) Distributor's breach of this Agreement; (iii) Distributor's failure to comply with applicable laws and regulations; or (iv) Distributor's relations with anyone else, particularly regarding statements, representations or warranties made by Distributor not expressly authorized in writing by the Company hereunder. Furthermore, Distributor shall indemnify and hold the Company harmless from and against any and all claims, costs, damages and liabilities whatsoever asserted by any employee, agent, or representative of Distributor under any applicable termination, labor, social security or other similar laws and regulations.

         Distributor shall not be obliged to indemnify the Company from any such liability, loss, damage, cost or expense, to the extent that such liability, loss, damage, cost or expense was caused by any intentional or grossly negligent act or omission or misrepresentation, or by breach of obligations specified in this Agreement by the Company.

15.2     Company Indemnification. The Company hereby agrees to indemnify,
         -----------------------
         defend and hold harmless Distributor, its affiliates and all officers, directors, employees and agents thereof from all Damages arising out of: (i) the Company's material breach of this Agreement, or (ii) the Company's failure to comply with applicable laws and regulations in the U.S.

         The Company's liability hereunder will be limited as follows:
         (a)      Claims, Demands and Other Actions:
                  ---------------------------------
                  With respect to the claims, demands and other actions referred to in Paragraph 15.1, above, to the extent that any such claim, demand or other action relates to:
                  (1) any Product sold by Distributor pursuant to any agreement containing warranties or other commitments which exceed those warranties or commitments which the Company extends hereunder, the Company's obligation to indemnify Distributor shall be equal to the liabilities, losses, damages, costs and expenses for which Distributor would have been liable if the agreement pursuant to which Distributor sold the Product involved had not contained such additional warranties or other commitments;
                  (2) the failure by Distributor to deliver a Product by a delivery date committed by the Company, the Company's obligation to indemnify Distributor, if any, shall not exceed the liabilities, losses, damages, costs and expenses for which Distributor would have been liable if the agreement pursuant to which Distributor sold the Product involved

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 20 of 31

                  had contained provisions substantially identical
                  to those of Section 17.13. "Force Majeure",
                  hereof.
         (b)      Certain Distributor Actions:
                  ---------------------------
                  In any event, the Company shall not be obliged to indemnify Distributor from any such liability, loss, damage, cost or expense to the extent that such liability, loss, damage, cost or expense was caused by any intentional or grossly negligent act or omission or misrepresentation, or by any breach of obligations specified in this Agreement by Distributor.

15.3     Allocation of Expenses
         ----------------------
         In the event a claim is based partially on an indemnified claim described in Section 15.1 and/or Section 15.2, above, and partially on a non-indemnified claim, or is based partially on a claim described in Section 15.1, above, and partially on a claim described in Section 15.2, above, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party.

15.4     Indemnification Procedure
         -------------------------
         The liability of Distributor and of the Company under Section 15.1 and Section 15.2, is subject to Distributor or the Company (as the case may be): (a) having promptly notified the other of any claim, demand or other action likely to give rise to a claim against the other; and (b) giving the other all freedom either to join the defense, or to direct such defense, with a right to come to a settlement if the other so wishes.

                    SECTION 16. TERMINATION OF AGREEMENT

         Distributor or the Company may terminate this Agreement, prior to expiration, with or without cause pursuant to the terms of this
         Section 16. "Cause" for purposes of this Section is the breach by any of the Parties of a material term of this Agreement.

16.1     Termination by Distributor. If the Company materially breaches this
         --------------------------
         Agreement and if such breach remains uncured for thirty (30) days after Distributor gives the Company written notice of such breach, Distributor may terminate this Agreement for Cause by delivery of written notice of termination to the Company, effective thirty (30) days after the date of such notice. The Company may avoid termination by curing its breach to Distributor's satisfaction within the thirty- (30) day cure period.

16.2     Termination by the Company. The Company may terminate this
         --------------------------
         Agreement for Cause if Distributor materially breaches this Agreement, by delivering to Distributor written notice of termination, which shall become effective as follows:

         (a)      Upon Notice and Reasonable Cure Period: If the Company
                  --------------------------------------
                  terminates for Cause, the Company shall allow Distributor a reasonable time period to cure its breach, if the Company believes such breach is a curable breach. The Company's written notice of termination will indicate the time period the Company allows Distributor to cure its breach ("Cure Period"), which may be thirty (30) days or such a longer period as applicable law may require. Distributor may avoid termination by curing its breach within such Cure Period to the Company's satisfaction. If Distributor fails to cure its breach within the Cure Period, this Agreement shall terminate

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 21 of 31

                  without further notice to Distributor effective immediately upon the expiration of the Cure Period, or as provided by applicable law.

                  Distributor's material breach of this Agreement which the Company may find susceptible of cure include the following: If Distributor (1) fails to substantially comply with any of the terms and conditions of this Agreement, other related agreements and forms attached hereto and thereto; (2) fails to meet the minimum Quota requirements within the specified period; (3) fails, refuses or neglects to obtain the Company's prior written approval or consent as required in this Agreement; (4) fails, refuses, or neglects to promptly pay when due any amounts Distributor may owe to the Company hereunder; (5) fails to submit when due any reports, or any other information or documents required under this Agreement;
                  (6) fails to observe or maintain any of the standards or procedures the Company prescribes herein or otherwise in writing; or (7) in the Company's sole discretion, Distributor engages or has engaged in any illegal, fraudulent, unfair or deceptive business practices.

         (b)      Upon Written Notice of Termination. If Distributor
                  ----------------------------------
                  materially breaches this Agreement, and the Company, deems that Distributor's material breach is incurable, the Company may terminate this Agreement by delivering to Distributor the Company's written notice of termination which shall become effective immediately upon delivery, or as required by applicable law.

                  Distributor's incurable material breach of this Agreement include the following: (1) If Distributor has falsely made any of the representations and warranties set forth in this Agreement, or knowingly maintains false books or records or submits any false reports to the Company; or
                  (2) Distributor (and/or its principals) are convicted of a felony, a fraud, a crime involving moral turpitude, or found liable in a civil claim for fraud or any unfair or deceptive act or practice; or (3) Distributor (and/or its owners) purports to transfer any rights or obligations under this Agreement or any interest in Distributor to a third party, without the Company's prior written consent, or (4) Distributor discloses or divulges, directly or indirectly, any information the Company may provide to Distributor as Company Confidential Information; or (5) Distributor forfeits its legal right to do or to transact business in the Territory; or (6) Distributor breaches any terms hereof providing for immediate termination of this Agreement; or (7) Distributor repudiates this Agreement.

         (c)      Automatic Termination. Subject to applicable law, this
                  ---------------------
                  Agreement and each and all rights granted to Distributor hereunder shall immediately and automatically terminate upon the occurrence of Distributor's insolvency, bankruptcy, moratorium, dissolution, liquidation or reorganization, or upon the occurrence of any other events that in the Company's sole discretion may substantially affect Distributor's ability to carry out its obligations under this Agreement.

16.3 Upon termination or expiration of the term of this Agreement or any renewal thereof, neither Party shall have any further rights or obligations hereunder; provided, that, expiration or termination of this Agreement shall not relieve Distributor or the Company of their respective obligations incurred prior thereto and that any obligations, which by their nature extend beyond expiration or termination of a contract, such as those concerning intellectual property rights, indemnification and limitation of liabilities shall survive expiration or termination of this Agreement and remain in effect until fulfilled, and shall apply to the Parties' respective successors and assignees. Distributor hereby agrees that if the

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 22 of 31

         Company permits Distributor to perform certain activities after this Agreement expires or terminates, Distributor will do so under the terms of this Agreement.

16.4 Distributor and the Company agree that neither Distributor nor the Company will be liable for any claims or losses the other may incur by early termination of this Agreement in accordance with the provisions of this Section. Distributor hereby agrees that, in the event of termination or upon expiration of this Agreement, the Company shall have no obligation whatsoever to Distributor, or to any employee of Distributor, for compensation or for damages of any kind, whether on account of the loss by Distributor or such employee of present or prospective sales, investments, compensation or goodwill or otherwise.



16.5 Distributor hereby agrees that no right or remedy conferred upon or reserved to the Company under this Agreement is exclusive of any other right or remedy provided or permitted by law or equity.

                    SECTION 17. MISCELLANEOUS PROVISIONS

17.1     Prior Agreements. This Agreement contains the entire agreement of
         ----------------
         the Parties with respect to the subject matter hereof and shall cancel and supersede, as of the date this Agreement is signed by both Parties, any prior agreements written or oral between the Parties or their respective legal predecessors with respect to the subject matter covered by this Agreement.

17.2     Geographic Scope. All of Distributor's rights under this Agreement
         ----------------
         are valid only in the Territory.

17.3     Governing Law. This Agreement shall be governed by and construed in
         -------------
         accordance with the internal laws of the State of Florida, United States of America, applicable to agreements made and to be performed entirely within Florida, without regard to the conflicts of law principles of such State. Distributor acknowledges, represents and warrants that it is aware of the laws of the State of Florida, and has been duly advised and willfully chooses the laws of the State of Florida as the governing law for this Agreement.

         The Parties hereby agree that neither the "United Nations Convention on Contracts for the International Sale of Goods", nor the Convention on the Limitation Period in the International Sale of Goods and the Protocol amending such Convention, done at Vienna April 11, 1980, shall govern the rights, duties and obligations of the Parties under this Agreement.

17.4     Jurisdiction; Consent to Service of Process
         -------------------------------------------

         (a) Both of the Parties hereby irrevocably and unconditionally submit, for themselves and their property, to the jurisdiction of any court of the State of Florida sitting in Palm Beach County, Florida, or any Federal court of the United States of America sitting in the Southern District of the State of Florida, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such State of Florida court or Federal court. It shall be a condition precedent to each

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 23 of 31

                  Party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in such State of Florida court or, to the extent permitted by law, in such Federal court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each of such State of Florida court and such Federal court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court of competent jurisdiction. No Party to this Agreement may move to (1) transfer any such suit, action or proceeding from such State of Florida court or any Federal court of the United States of America sitting in the State of Florida, to another jurisdiction, (2) consolidate any such suit, action or proceeding brought in such State of Florida court or Federal court with a suit, action or proceeding in another jurisdiction, or (3) dismiss any such suit or proceeding brought in such State of Florida court or any Federal court of the United States of America sitting in the State of Florida, for the purpose of bringing the same in another jurisdiction. Each Party agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         (b) Each of the Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any State of Florida court sitting in Palm Beach County, Florida, or any Federal court sitting in the District of the State of Florida. Each of the Parties
                  --------
                  hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Party.

         (c) Each of the Parties, hereby irrevocably consents to service of process in the manner provided for notices in
                  Section 17.6 hereof. Nothing in this Agreement will affect the right of either Party to this Agreement to serve process in any other manner permitted by law.

17.5     Assignment. This Agreement and the rights and obligations hereunder
         ----------
         may not be assigned, delegated or transferred by either Party without the prior written consent of the other Party; provided, however, that Distributor's consent shall not be required with respect to any assignment, delegation or transfer by the Company to any entity providing financing to the Company, to another division of the Company or to any affiliate of the Company or division of such affiliate. This Agreement shall inure to the benefit of the permitted successors and assigns of the Company. For the purposes of this Agreement, "affiliate" shall mean any company, natural person, partnership or other business entity controlled by, under common control with or controlling either Party to this Agreement.

17.6     Notices. Notices and other communications provided for herein shall
         -------
         be in writing and shall be delivered by hand or overnight international courier service, sent by graphic scanning or other telegraphic communication equipment available to both, the sending Party and the receiving Party, as follows:

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 24 of 31

         If to Distributor:

                  __________________________________

                  __________________________________

                  __________________________________

                  Facsimile No.: ___________________

                  Attention: _______________________


         If to the Company:

                  VeriChip Corporation
                  400 Royal Palm Way, Ste. 410
                  Palm Beach, FL 33480
                  United States of America
                  Facsimile No.: (561) 805-8001
                  Attention: President

         All notices and other communications given to either Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if delivered by hand or overnight courier service or on the first business day if sent by telex, graphic scanning or other telegraphic communications equipment available to both the sender and the receiver, or on the date five (5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such Party as provided in this Section 17.6, or in accordance with the latest unrevised direction from such Party given in accordance with this Section.

17.7     Amendments. Except as provided elsewhere herein, this Agreement can
         ----------
         be modified only by a specific written agreement duly signed by persons authorized to sign agreements on behalf of Distributor and the Company.

17.8     Publicity. Distributor agrees that any publicity or advertising
         ---------
         which shall be released by Distributor in which the Company is identified in connection with the Products shall be in accordance with the terms of this Agreement and with such information or data as the Company may, from time to time, furnish to Distributor for such purposes. Copies of all such publicity and advertising shall be forwarded to the Company for its prior written approval.

17.9     Severability. If any provision of this Agreement shall be held by a
         ------------
         court or other tribunal of competent jurisdiction to be invalid, illegal or unenforceable, or shall be required to be modified, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

17.10    Counterparts. This Agreement may be executed in any number of
         ------------
         counterparts, each of which will be deemed an original but all of which when taken together will constitute one and the same contract, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

17.11    Waiver. The waiver by either Party of any instance of the other
         ------
         Party's non-compliance with any obligation or responsibility herein shall not be deemed a waiver of the waiving Party's remedies for such non-compliance in the future.

17.12    Time Limit On Actions. No action, regardless of form, arising out
         ---------------------
         of this Agreement may be brought by either Party more than two (2) years after the cause of action has occurred; provided, however, that

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 25 of 31

         this paragraph shall not apply to actions involving patents, copyrights, Trademarks or tradenames, Company Confidential Information, or actions to compel Distributor, after termination or expiration of this Agreement, to cease representing itself as a distributor of the Company.


17.13    Force Majeure. Neither Party shall be liable for failure to perform
         -------------
         or delay in performing any obligation under this Agreement, except the obligation to make payments when due, if such failure or delay is due to force majeure, including, but not limited to, war, embargo, riot, insurrection, sabotage or other civil unrest; fire, explosion, flood or other natural disaster; accident or breakdown of machinery; unavailability of fuel, labor, containers, or transportation facilities; accidents of navigation, breakdown or damage of vessels or other conveyances for air, land or sea; other impediments or hindrances to transportation; strike or other labor disturbances; government restraints or any other cause beyond the control of the affected party; provided, however, that the Party so failing to perform shall (i) as soon as possible, inform the other Party of the occurrence of the circumstances preventing or delaying the performance of its obligations, and describe at a reasonable level of detail the circumstances causing such delay, and (ii) exert reasonable efforts to eliminate, cure or overcome any of such cases and to resume performance of its covenants with all possible speed. In such event, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. In the event that, by operation of law or governmental decree, it becomes illegal to market and sell a Product in the Territory, Distributor shall be relieved of its obligations under this Agreement (other than the obligation to make any payment due hereunder) only to the extent that they relate to such Product. Any Party so delayed in its performance will be under no liability for loss or damages suffered by the other Party thereby.

         Either Party may convene a meeting between the Parties to discuss the force majeure and its effect on any obligation under this Agreement. The Parties shall seek to modify the relevant provisions in order to accommodate the circumstances caused by the force majeure. If the Parties fail to agree on such modifications within thirty (30) calendar days after notice of the force majeure is delivered, either Party may terminate this Agreement by written notice to the other Party. Such termination shall be effective thirty (30) calendar days after the date of the written notice.

17.14    WAIVER OF JURY TRIAL
         --------------------

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY DOCUMENT CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONJUNCTION HEREWITH. EACH PARTY HERETO (1), CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2), ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                                              MASTER NON-EXCLUSIVE FORM
                                              -------------------------
                                        REVISED DRAFT - August 30, 2002
                                                          Page 26 of 31

                         SECTION 18. SPECIFIC TERMS

18.1     Specific Terms Applicable To Distributor:
         ----------------------------------------


         Distribution Agreement Number:   011
                                      -------------------
         Territory: International Territory to Curacao
                    ----------------------------------
         and all Caribbean Countries excluding Puerto
         --------------------------------------------
         Rico with first right of refusal for Cuba
         -----------------------------------------
         Agreement Effective Date:
                                   ----------------------
         [Date this Agreement is accepted by the Company,
         as shown below by the signature of the Company's
         representative].
         Duration:            months from Effective Date
                           -----------------------------
         Products:         See EXHIBIT "B", hereto.
                           -----------------------

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their duly authorized representatives on the date written below.

                                      DISTRIBUTOR: DATA APPLIED TECHNOLOGY
                                      ASSOCIATES
WITNESSES:                            ---------------------------------------

                                      a corporation organized and existing
                                        -----------
                                      under the laws of the Republic of
                                                        ---------------
                                      the Marshall Islands:
                                      --------------------


Name:                                 By: /s/  Rick Blackburn
     ---------------------------         ----------------------------------

Address:                              Name:  Rick Blackburn V.P.
         -----------------------           --------------------------------

Date:                                 Title:   Vice President of D.A.T.A.
      --------------------------             ------------------------------

                                      Date:
                                             ------------------------------

Name:
     ---------------------------

Address:
         -----------------------

Date:
       -------------------------


                                      ACCEPTED BY THE COMPANY,
WITNESSES:                            VERICHIP CORPORATION, a
                                      Delaware Corporation, on the date
                                      shown below:



Name:                                 By: /s/Keith Bolton
     ---------------------------         ----------------------------------

Address:                              Name: Keith Bolton
         -----------------------           --------------------------------

Date:                                 Title: President
     ---------------------------             ------------------------------

                                      Date: 9/25/03
                                            -------------------------------

Name:
     ---------------------------

Address:
         -----------------------

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 27 of 31


Name:
     ---------------------------

Address:
         -----------------------

Date:
      --------------------------

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                                          Page 28 of 31

                         SECTION 18. SPECIFIC TERMS

18.1     Specific Terms Applicable To Distributor:
         ----------------------------------------

         Distribution Agreement Number:     011
                                       ----------------
         Territory: Curacao and all Caribbean countries
                    -----------------------------------
                    EXCLUDES TERRITORIES OF OTHER COUNTRIES
                    ---------------------------------------
                    E.G. PUERTO RICO
                    ----------------
         Agreement Effective Date: SEPTEMBER 25, 2003
                                   ------------------
         [Date this Agreement is accepted by the Company,
         as shown below].
         Duration:         60 months from Effective Date
                           -----------------------------
         Products:         See EXHIBIT "B", hereto.
                           -----------------------

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their duly authorized representatives on the date written below.

                                      DISTRIBUTOR:
                                      DIGITAL APPLIED TECHNOLOGY ASSOCIATES
WITNESSES:
                                      -----------------------------------------

                                      a corporation organized and existing
                                        -----------
                                      under the laws of Republic of the Marshall
                                                        ------------------------
                                      Islands:
                                      -------



Name: /s/ Hal Williams                By:/s/ Rick Blackburn
     ---------------------------         ----------------------------------

Address:                              Name:  Rick Blackburn V.P.
         -----------------------           --------------------------------

Date:  9-25-03                        Title:  Vice President D.A.T.A.
      --------------------------             ------------------------------

                                      Date:   09/25/03
                                             ------------------------------

Name: /s/ Eduardo Acario
     ---------------------------

Address:
         -----------------------

Date:
       -------------------------


                                      ACCEPTED BY THE COMPANY,
WITNESSES:                            VERICHIP CORPORATION, a
                                      Delaware Corporation, on the date
                                      shown below:



Name:                                 By: /s/Keith Bolton
     ---------------------------         ----------------------------------

Address:                              Name: Keith Bolton
         -----------------------           --------------------------------

Date:                                 Title: President
     ---------------------------             ------------------------------

                                      Date: 9/25/03
                                            -------------------------------

Name:
     ---------------------------

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                                          Page 29 of 31





                        EXHIBIT "B"

                         PRODUCTS
_________________________________________________________

      VeriChip Implantable Microchip
_________________________________________________________

      Handheld scanners
_________________________________________________________


_________________________________________________________


_________________________________________________________


_________________________________________________________


_________________________________________________________


AGREED TO AND ACCEPTED ON THIS 25TH DAY OF SEPTEMBER, 2003, BY:

DISTRIBUTOR:                                   THE COMPANY:
DIGITAL APPLIED TECHNOLOGY ASSOCIATES          VERICHIP CORPORATION,
-------------------------------------          a Delaware corporation:
a corporation organized and existing under
  -----------
the laws of the Republic of the Marshall
            ----------------------------
Islands:
-------


By:  /s/Rick Blackburn                         By: /s/Keith Bolton
   ---------------------------------              ----------------------------
Name: Rick Blackburn V.P.                      Name: Keith Bolton
     -------------------------------                --------------------------
Title: Vice President of D.A.T.A.              Title: President
      ------------------------------                 -------------------------
                                               Date: 9/25/03
                                                     -------------------------

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                                          Page 30 of 31





                                 EXHIBIT "C"

                                 PRICE LIST

1. Microchips $70.00 per unit.

2. Scanners $625.00 per unit.

         *The above pricing is good for current version of the tags only. Future versions will be subject to new pricing, as determined by the Company from time to time. DISTRIBUTOR SHALL HAVE THE RIGHT TO DISCUSS AND/OR NEGOTIATE WITH COMPANY NEW PRICING OF SAID PRODUCTS.

3. Price of Products shall be as determined by the Company from time to time.

4. The Company, may from time to time and in its own discretion, increase the sales price of a Product without previous notice and without any liability to Distributor, subject to the provisions of Section 8.3 of this Agreement.


AGREED TO AND ACCEPTED ON THIS 25TH DAY OF SEPTEMBER, 2003, BY:
                               ----        ---------  ----

DISTRIBUTOR:                                   THE COMPANY:
DIGITAL APPLIED TECHNOLOGY ASSOCIATES          VERICHIP CORPORATION
-------------------------------------          a Delaware corporation:
a corporation organized and existing under
  -----------
the laws of the Republic of the Marshall
            ----------------------------
Islands:
-------


By:  /s/Rick Blackburn                         By: /s/Keith Bolton
   ---------------------------------              ----------------------------
Name: Rick Blackburn V.P.                      Name: Keith Bolton
     -------------------------------                --------------------------
Title: Vice President of D.A.T.A.              Title: President
      ------------------------------                 -------------------------

                                       EXCLUSIVE DISTRIBUTION AGREEMENT
                                       --------------------------------
                                       REVISED DRAFT - November 4, 2002
                                                          Page 31 of 31



                                 EXHIBIT "D"

                             QUOTA REQUIREMENTS

During the Term of this Agreement, Distributor shall make the following minimum purchases of Products:

2003 Minimum purchase for 2003 is satisfied with completion of
-------------------------------------------------------------------
initial order set forth in Section 7.2
-------------------------------------------------------------------
2004 900 Microchips 90 Scanners
-------------------------------------------------------------------
2005 1800 Microchips 180 Scanners
-------------------------------------------------------------------
2006 3600 Microchips 360 Scanners
-------------------------------------------------------------------
2007 5200 Microchips 520 Scanners
-----------------------------------------

Distributor's failure to meet its Quota requirements shall be a material breach of this Agreement.



AGREED TO AND ACCEPTED ON THIS 25TH DAY OF SEPT, 2003, BY:

DISTRIBUTOR:                                   THE COMPANY:
DIGITAL APPLIED TECHNOLOGY ASSOCIATES          VERICHIP CORPORATION,
-------------------------------------          a Delaware corporation:
a corporation organized and existing under
  -----------
the laws of The Republic of the Marshall
            ----------------------------
Islands:
-------


By:  /s/Rick Blackburn                         By: /s/Keith Bolton
   ---------------------------------              ----------------------------
Name: Rick Blackburn V.P.                      Name: Keith Bolton
     -------------------------------                --------------------------
Title: Vice President                          Title: President
      ------------------------------                 -------------------------